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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): January __, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 26, 1999, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2000-3)



                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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      Delaware                        333-79091                  33-0727357
----------------------------         -----------           -------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)


3 Ada Road
Irvine, California                                             92618
 ---------------------                                        ----------
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (949) 790-8100
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Item 5.  Other Events
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Description of the Certificates and the Mortgage Pool

     As of the date hereof, Option One Mortgage Acceptance Corporation (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated January __, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of January 1, 2000, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Norwest Bank Minnesota, National Association as trustee. The Certificates designated as the Series 2000-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

     Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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                                       -3-




Item 7.  Financial Statements and Exhibits
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         (a)     Not applicable

         (b)     Not applicable

         (c)     Exhibits



         Exhibit No.                Description
         -----------                -----------


            99.1 Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2000-1


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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 26, 2000

                                        OPTION ONE MORTGAGE ACCEPTANCE
                                        CORPORATION


                                        By: /s/ William L. O'Neill
                                            ---------------------------
                                        Name:   William L. O'Neill
                                        Title:  Treasurer



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                                       -5-


                                Index to Exhibits



                                                                   Sequentially
Exhibit No.                Description                            Numbered Page
-----------                -----------                            -------------
   99.1          Computational Materials (as defined in Item 5)          P
                 that have been provided by Greenwich Capital
                 Markets, Inc. to certain prospective purchasers of Option One Mortgage Loan Trust Asset-Backed
                 Certificates, Series 2000-1


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                                       -6-

                                  EXHIBIT 99.1

                                 FILED BY PAPER